Exhibit 10.79

FIFTH AMENDMENT

TO

LEASE OF OFFICE SPACE

BETWEEN

BROOKFIELD DEVELOPMENT CALIFORNIA INC.,

AS THE SUCCESSOR IN INTEREST TO BCED MINNESOTA INC.,

AS LANDLORD AND INTER-REGIONAL FINANCIAL GROUP, INC.,

AS TENANT

THIS FIFTH AMENDMENT is made and entered into as of this 30th day of March, 1994, by and between Brookfield Development California Inc., as the successor in interest to BCED Minnesota Inc. (“Landlord”) and Inter-Regional Financial Group, Inc. (“Tenant”).

WITNESSETH THAT:

WHEREAS, BCED Minnesota Inc. (“BCED”), as lessor and predecessor in interest to Landlord, and Tenant, made and entered into that certain Lease of Office dated as of February 6, 1989 (the “Initial Lease”), covering among other things space in the Dain Bosworth Plaza located in the parcel of land in the City of Minneapolis, Minnesota that is legally described on Exhibit A attached hereto and made a part thereof; the Initial Lease was amended by that certain First Amendment to Lease of Office Space dated as of May 14, 1991, by that certain Second Amendment to Lease of Office Space dated as of December 23, 1991, by that Third Amendment to Lease of Office Space dated as of July 15, 1992 and by that Fourth Amendment to Lease of Office Space dated as of July 29, 1993 (the Initial Lease as so amended is referred to herein as the “Lease”); and

WHEREAS, Landlord and Tenant desire to further supplement and amend the Lease as hereinafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is hereby supplemented and amended as follows:

1.0	Definitions

1.1	Except as specifically defined herein, all captioned terms shall have the meanings given them in the Lease.

1.2	In this Fifth Amendment:

(a)	“Eighth Floor Expansion Space” means the entire eighth Floor of the Building, consisting of 19,259 Square Feet.

(b)	“Eighth Floor Part A” means approximately 9,630 Square Feet of the Eighth Floor Expansion Space, as shown on Exhibit B hereto.

(c)	“Eighth Floor Part B” means that portion of the Eighth Floor Expansion Space not included in Eighth Floor Part A, as shown on Exhibit B hereto.

(d)	“Eighth Floor Part A Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Eighth Floor Part A for the regular conduct of its business, or (ii) January 1, 1995.

(e)	“Eighth Floor Part B Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Eighth Floor Part B for the regular conduct of its business, or (ii) January 1, 1996.

(f)	“Eighth Floor Part A Delivery Date” means September 1,1994.

(g)	“Eighth Floor Part B Delivery Date” means September 1, 1994.

(h)	“Eighth Floor Part A Improvement Allowance” means an amount equal to $40.00 multiplied by the number of Square Feet in Eighth Floor Part A.

(i)	“Eighth Floor Part B Improvement Allowance” means an amount equal to $40.00 multiplied by the number of Square Feet in Eighth Floor Part B.

(j)	“Fourth Amendment” means the Fourth Amendment to Lease of Office Space between Landlord and Tenant and dated as of July 29, 1993.

(k)	“Ninth Floor Expansion Space” means 4,731 Square Feet, as shown by crosshatching on Exhibit C hereto.

(1)	“Ninth Floor Expansion Space Commencement Date” means September 1, 1994.

(m)	“Ninth Floor Expansion Space Delivery Date” means September 1, 1994.

(n)	“Initial Term for Ninth Floor Expansion Space” shall be as defined pursuant to section 5.2 of this Fifth Amendment.

(o)	“Ninth Floor Extension Option” shall be as defined pursuant to section 5.10 of this Fifth Amendment.

(p)	“Ninth Floor Extended Term” shall be as defined pursuant to section 5.10 of this Fifth Amendment.

(q)	“Twentieth Floor Part B Delivery Date” means February 1, 1994.

(r)	Twentieth Floor Part B Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Twentieth Floor Part B for the regular conduct of its business, or (ii) June 1, 1994.

(s)	“Twentieth Floor Part B Improvement Allowance” means an amount equal to $40.00 multiplied by the number of Square Feet in Twentieth Floor Part B.

(t)	“Eighth Expansion option” shall be as defined pursuant to section 7.1 of this Fifth Amendment.

(u)	“Eighth Expansion option Space” means approximately 9,600 Square Feet located on the twenty-fifth Floor of the Building, as shown by crosshatching on Exhibit F hereto.

(v)

“Eighth Expansion Option Space Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of the Eighth Expansion option Space for the regular conduct of its business, or (ii) a date 90 days after the Eighth Expansion option Space Delivery Date.

(w)	“Eighth Expansion Option Space Delivery Date” means a date occurring no earlier than February 28, 2007 but in no event later than February 29, 2008.

(x)	“Ninth Expansion Option” shall be as defined pursuant to Section 8.1 of this Fifth Amendment.

(y)	“Ninth Expansion Option Space” means approximately 9,630 Square Feet located on the seventh Floor of the Building as shown by crosshatching on Exhibit E hereto.

(z)

“Ninth Expansion option Space Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Ninth Expansion Option Space for the regular conduct of its business, or (ii) a date 90 days after the Ninth Expansion Option Space Delivery Date.

(aa)	“Ninth Expansion Option Space Delivery Date” means a date occurring no earlier than September 1, 1996 but in no event later than March 1, 1997.

(bb)	“Tenth Expansion Option” shall be as defined pursuant to section 9.1 of this Fifth Amendment.

(cc)	“Tenth Expansion Option Space” means 9,629 Square Feet located on the seventh Floor of the Building as shown on Exhibit E hereto.

(dd)

“Tenth Expansion option Space Commencement Date” means the earlier of (i) the date Tenant occupies all or any part of Tenth Expansion Option Space for the regular conduct of its business, or (ii) a date 90 days after the Tenth Expansion Option Space Delivery Date.

(ee)	“Tenth Expansion Option Space Delivery Date” means a date occurring no earlier than September 1, 1997 but in no event later than March 1, 1998.

(ff)	“Third Amendment” means the Third Amendment to Lease of Office Space between Landlord and Tenant and dated as of July 15, 1992.

2.0	Replacement Definitions.

(a)	section 1.2(p) of the Fourth Amendment is hereby deleted and replaced with the following:

“1. 2 (p) “Twentieth Floor Part B” means 10,000 Square Feet on the twentieth Floor of the Building, as shown by crosshatching on Exhibit D hereto.”

(b)	section 1.2(q) of the Fourth Amendment is hereby deleted and replaced with the following:

“1.2(q) “Twentieth Floor Part C” means 4,259 Square Feet on the twentieth Floor of the Building, as shown on Exhibit D hereto.

(c)	section 22.05 (g) of the Lease as amended by Third Amendment and Fourth Amendment is hereby deleted and replaced with the definition of “Seventh Expansion Option” as defined in Section 10.1 below.

3.0	Addition of Eighth Floor Part A.

3.1

Landlord hereby demises and leases to Tenant the Eighth Floor Part A, and Tenant hereby leases and accepts from Landlord the Eighth Floor Part A to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fifth Amendment.

3.2	The term for the lease of the Eighth Floor Part A shall commence on the Eighth Floor Part A Delivery Date, and shall end on the same day the Lease terminates.

3.3	Subject to the prov1s1ons of paragraph 3.4 of this Fifth Amendment, Annual Rent for the Eighth Floor Part A shall be equal to:

(a)

$7.50 multiplied by the number of Square Feet in Eighth Floor Part A for each twelve month period in respect of the period commencing on the Eighth Floor Part A Commencement Date, and ending on December 31, 1999;

(b)	$12.00 multiplied by the number of Square Feet in Eighth Floor Part A for each twelve month period in respect of the period commencing January 1, 2000, and ending December 31, 2002; and

(c)	$14.00 multiplied by the number of Square Feet in Eighth Floor Part A for each twelve month period in respect of the period commencing January 1, 2003, and ending December 2, 2006.

3.4

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of Eighth Floor Part A during the interval between the Eighth Floor Part A Delivery Date and the Eighth Floor Part A Commencement Date.

3.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

3.6

Renewals — The Eighth Floor Part A shall be Subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Eighth Floor Part A upon the terms and conditions as are applicable to such renewal of the Lease.

3.7

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Eighth Floor Part A and any default under Tenant’s lease of the Eighth Floor Part A shall be deemed to be a default under the Lease.

3.8	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Eighth Floor Part A shall terminate on the same date.

3.9

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Eighth Floor Part A at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Eighth Floor Part A during the interval between the Eighth Floor Part A Delivery Date and the Eighth Floor Part A Commencement Date.

3.10

Condition of Additional Space — Subject to section 3.11, Tenant shall take the Eighth Floor Part A in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Eighth Floor Part A Delivery Date, at its sole cost and expense construct improvements to the Eighth Floor Part A pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

3.11

Improvement Allowance — Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Eighth Floor Part A Improvement Allowance in monthly intervals. Any draw requests shall be submitted to Landlord no later than the fifth (5th) day of the month during which payment is to be made. Each draw request shall be accompanied by an invoice from the Tenant’s construction manager, contractor, architect, engineer, designer or other permitted third party specifying the percentage of completion as to each of the items performed and invoiced and the amount to be drawn for such services and shall include a lien waiver from the Tenant’s contractor for the applicable portion of Tenant’s Work. On or before the twenty-sixth (26th) day of that month, Landlord shall deliver a check or checks issued to the contractor or other payee or jointly in the name of Tenant, or Tenant’s construction manager, and contractor, architect, engineer, designer or other designated third party for the amount of the requested draws. Payment shall be consistent with the amount set forth in the lien waiver. Upon the final completion of Tenant’s Work, Tenant shall be required to provide to Landlord final lien waivers from Tenant’s contractor, subcontractors and primary suppliers. Notwithstanding anything contained herein to the contrary, draw requests received by Landlord after the fifth (5th) day of the month shall not require payment to Tenant, or other designated third party until the twenty-sixth (26th) day of the following month. In the event that Tenant’s expenditures for improvements to Eighth Floor Part A are less than the Eighth Floor Part A Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Eighth Floor Part A Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

3.12

Landlord agrees, at its sole cost and expense, to install, in coordination with Tenant’s construction of the improvements to the Eighth Floor Part A, the general office ceiling grid and shall provide Building standard ceiling tile, stacked on floor, ready for Tenant’s installation and Building standard lights installed to an open floor plan.

4.0	Addition of Eighth Floor Part B.

4.1

Landlord hereby demises and leases to Tenant the Eighth Floor Part B, and Tenant hereby leases and accepts from Landlord the Eighth Floor Part B to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fifth Amendment.

4.2	The term for the lease of the Eighth Floor Part B shall commence on the Eighth Floor Part B Delivery Date, and shall end on the same day the Lease terminates.

4.3	Subject to the provisions of paragraph 4.4 of this Fifth Amendment, Annual Rent for the Eighth Floor Part B shall be equal to:

(a)

$7.50 multiplied by the number of Eighth Floor Part B for each twelve respect of the period commencing Floor Part B Commencement Date, December 31, 1999; Square Feet in month period in on the Eighth and ending on

(b)	$12.00 multiplied by the number of Square Feet in Eighth Floor Part B for each twelve month period in respect of the period commencing January 1, 2000, and ending December 31, 2002; and

(c)	$14.00 multiplied by the number of Square Feet in Eighth Floor Part B for each twelve month period in respect of the period commencing January 1, 2003, and ending December 2, 2006.

4.4

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of Eighth Floor Part B during the interval between the Eighth Floor Part B Delivery Date and the Eighth Floor Part B Commencement Date.

4.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

4.6

Renewals — The Eighth Floor Part B shall be Subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Eighth Floor Part B upon the terms and conditions as are applicable to such renewal of the Lease.

4.7

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Eighth Floor Part B and any default under Tenant’s lease of the Eighth Floor Part B shall be deemed to be a default under the Lease.

4.8	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Eighth Floor Part B shall terminate on the same date.

4.9

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Eighth Floor Part B at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Eighth Floor Part B during the interval between the Eighth Floor Part B Delivery Date and the Eighth Floor Part B Commencement Date.

4.10

Condition of Additional Space — Subject to Section 4.12, Tenant shall take the Eighth Floor Part B in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Eighth Floor Part B Delivery Date, at its sole cost and expense construct improvements to the Eighth Floor Part B pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

4.11

Improvement Allowance Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Eighth Floor Part B Improvement Allowance in monthly intervals. Any draw requests shall be submitted to Landlord no later than the fifth (5th) day of the month during which payment is to be made. Each draw request shall be accompanied by an invoice from the Tenant’s construction manager, contractor, architect, engineer, designer or other permitted third party specifying the percentage of completion as to each of the items performed and invoiced and the amount to be drawn for such services and shall include a lien waiver from the Tenant’s contractor for the applicable portion of Tenant’s Work. On or before the twenty-sixth (26th) day of that month, Landlord shall deliver a check or checks issued to the contractor or other payee or jointly in the name of Tenant, or Tenant’s construction manager, and contractor, architect, engineer, designer or other designated third party for the amount of the requested draws. Payment shall be consistent with the amount set forth in the lien waiver. Upon the final completion of Tenant’s Work, Tenant shall be required to provide to Landlord final lien waivers from Tenant’s contractor, subcontractors and primary suppliers. Notwithstanding anything contained herein to the contrary, draw requests received by Landlord after the fifth (5th) day of the month shall not require payment to Tenant, or other designated third party until the twenty-sixth (26th) day of the following month. In the event that Tenant’s expenditures for improvements to Eighth Floor Part Bare less than the Eighth Floor Part B Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Eighth Floor Part B Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

4.12

Landlord agrees, at its sole cost and expense, to install, in coordination with Tenant’s construction of improvements to the Eighth Floor Part B, the general office ceiling grid and shall provide Building standard ceiling tile stacked on the floor, ready for Tenant’s installation and Building standard lights installed to an open floor plan.

5.0	Addition of Ninth Floor Expansion Space

5.1

Landlord hereby demises and leases to Tenant the Ninth Floor Expansion Space, and Tenant hereby leases and accepts from Landlord the Ninth Floor Expansion Space to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fifth Amendment.

5.2

Subject to the provisions of section 5.10 of this Fifth Amendment, the Initial Term for Ninth Floor Expansion Space shall commence on the Ninth Floor Expansion Space Delivery Date, and shall end August 31, 1997.

5.3	Annual Rent for the Ninth Floor Expansion Space shall be equal to:

(a)

$2.50 multiplied by the number of Square Feet in Ninth Floor Expansion Space for each twelve month period in respect of the period commencing on the Ninth Floor Expansion Space Commencement Date, and ending on August 31, 1997.

5.4	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

5.5	Renewals — Except as otherwise provided pursuant to section 5.10 of this Fifth Amendment, the Ninth Floor Expansion Space shall not be subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall not be deemed to be a renewal of Tenant’s lease of the Ninth Floor Expansion Space.

5.6	Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Ninth Floor Expansion Space and any default under Tenant’s lease of the Ninth Floor Expansion Space shall be deemed to be a default under the Lease.

5.7	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Ninth Floor Expansion Space shall terminate on the same date.

5.8	Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Ninth Floor Expansion Space at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease.

5.9	Condition of Ninth Floor Expansion Space — Tenant shall take the Ninth Floor Expansion Space in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Ninth Floor Expansion Space Delivery Date, at its sole cost and expense construct improvements to the Ninth Floor Expansion Space pursuant to plans approved by Landlord, on and Subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

5.10	Ninth Floor Extension Options — Subject to section 5.11 below:

(a)

Tenant shall have, with respect to the Ninth Floor Expansion Space, subject to the terms and conditions of Section 5.11 of this Fifth Amendment, the first option (each a “Ninth’ Floor Extension Option”) to extend the Initial Term for Ninth Floor Expansion Space for two (2) consecutive periods of three (3) years each (each a “Ninth Floor Extended Term”). Tenant shall exercise a Ninth Floor Extension Option, if at all, with respect to any Ninth Floor Extended Term by giving written notice of exercise to Landlord not later than a date six (6) months prior to the end of the Initial Term for Ninth Floor Expansion Space or prior to the end of the then existing Ninth Floor

Extended Term, as the case may be.

(b)

Annual Rent for the Ninth Floor Expansion Space during each Ninth Floor Extended Term, if any, shall be an amount equal to the product of the number of Square Feet in the Ninth Floor Expansion Space as of the first day of such Ninth Floor Extended Term times the Fair Rental Value as of a date six months before the commencement of such Ninth Floor Extended Term.

(c)

Notwithstanding any other provisions of this Lease, (i) the Ninth Floor Extension option contained in this section 5.10 may not be severed from this’ Lease or separately sold, assigned or otherwise transferred, (ii) the Initial Term for the Ninth Floor Expansion Space shall not be extended for any Ninth Floor Extended Term if this Lease has been surrendered or terminated prior to the commencement of such Ninth Floor Extended Term and (iii) a Ninth Floor Extension Option may not be exercised, and no Ninth Floor Extended Term shall commence, at any time at which an Event of Default has occurred and is continuing. In addition, Tenant may not exercise any Ninth Floor Extension Option at any time at which the number of Square Feet ‘of Non-Occupied Space equals or exceeds ninety percent (90%) of the number of Square Feet in the Premises. Upon request of other party, the other party will, at the expiration of the Initial Term for the Ninth Floor Expansion Space, execute and deliver either an amendment to this Lease stating that this Lease has been extended and setting forth Annual Rent for the Ninth Floor Extended Term in question or a certificate affirming that this Lease has not been extended.

5.11

Extension option Subject to Radio 100 Limited Partnership (“Radio”). Tenant acknowledges and agrees that Tenant’s right to extend the Initial Term for Ninth Floor Expansion Space pursuant to Section 5.10 of this Fifth Amendment is subject to presently established and presently documented prior rights of Radio. Landlord shall be entitled at anytime during such Ninth Floor Extended Term, upon ninety (90) days advanced written notice to Tenant to terminate the lease for the Ninth Floor Expansion Space if Radio has elected pursuant to a lease and lease provisions in effect as of the date of this Fifth Amendment, to take space that would otherwise be subject to such Ninth Floor Extension Option.

5.12	In the event Tenant fails to exercise its Ninth Floor Extension option pursuant to section 5.10, or in the event any space on the ninth Floor of the Building becomes available for releasing, Ninth Floor Expansion Space and/or any space available for releasing on the ninth Floor of the Building shall be deemed First Offer Space. Tenant shall have the Right of First Offer (as defined in Section 23. 09 of the Lease, as amended by Third Amendment) with respect to such Ninth Floor Expansion Space and/or any space available for releasing on the ninth Floor of the Building.

6.0	Addition of Twentieth Floor Part B

6.1

Landlord hereby demises and leases to Tenant the Twentieth Floor Part B, and Tenant hereby leases and accepts from Landlord the Twentieth Floor Part B to have and to hold, on and subject to the terms and conditions of the Lease, except as provided in this Fifth Amendment.

6.2	The term for the lease of the Twentieth Floor Part B shall commence on the Twentieth Floor Part B Delivery Date, and shall end on the same day the Lease terminates.

6.3	Subject to the provisions of paragraph 6.4 of this Fifth Amendment, Annual Rent for the Twentieth Floor Part B shall be equal to:

(a)

$6.75 multiplied by the number of Square Feet in Twentieth Floor Part B for each twelve month period in respect of the period commencing on the Twentieth Floor Part B Commencement Date, and ending on May 31, 1999; and

(b)	$10.50 multiplied by the number of Square Feet in Twentieth Floor Part B for each twelve month period in respect of the period commencing June 1, 1999, and ending December 2, 2006.

6.4

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of Twentieth Floor Part B during the interval between the Twentieth Floor Part B Delivery Date and the Twentieth Floor Part B Commencement Date.

6.5	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

6.6

Renewals — The Twentieth Floor Part B shall be subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Twentieth Floor Part B upon the terms and conditions as are applicable to such renewal of the Lease.

6.7

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Twentieth Floor Part B and any default under Tenant’s lease of the Twentieth Floor Part B shall be deemed to be a default under the Lease.

6.8	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Twentieth Floor Part B shall terminate on the same date.

6.9

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Twentieth Floor Part B at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Twentieth Floor Part B during the interval between the Twentieth Floor Part B Delivery Date and the Twentieth Floor Part B Commencement Date.

6.10

Condition of Additional Space — Tenant shall take the Twentieth Floor Part B in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Twentieth Floor Part B Delivery Date, at its sole cost and expense construct improvements to the Twentieth Floor Part B pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

6.11

Improvement Allowance — Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Twentieth Floor Part B Improvement Allowance in monthly intervals. Any draw requests shall be submitted to Landlord no later than the fifth (5th) day of the month during which payment is to be made. Each draw request shall be accompanied by an invoice from the Tenant’s construction manager, contractor, architect, engineer, designer or other permitted third party specifying the percentage of completion as to each of the items performed and invoiced and the amount to be drawn for such services and shall include a lien waiver from the Tenant’s contractor for the applicable portion of Tenant’s Work. On or before the twenty-sixth (26th) day of that month, Landlord shall deliver a check or checks issued to the contractor or other payee or jointly in the name of Tenant, or Tenant’s construction manager, and contractor, architect, engineer, designer or other designated third party for the amount of the requested draws. Payment shall be consistent with the amount set forth in the lien waiver. Upon the final completion of Tenant’s Work, Tenant shall be required to provide to

Landlord final lien waivers from Tenant’s contractor, subcontractors and primary suppliers. Notwithstanding anything contained herein to the contrary, draw requests received by Landlord after the fifth (5th) day of the month shall not require payment; to Tenant, or other designated third party until the twenty-sixth (26th) day of the following month. In the event that Tenant’s expenditures for improvements to Twentieth Floor Part B are less than the Twentieth Floor Part B Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Twentieth Floor Part B Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.

6.12

Landlord agrees, at its sole cost and expense, to install, in coordination with Tenant’s construction of improvements to the Twentieth Floor Part B, the general office ceiling grid and shall provide Building standard ceiling tile, stacked on the floor, ready for Tenant’s installation and Building standard lights installed to an open floor plan.

7.0	New Expansion Option – Eighth Expansion Option Space

7.1

Tenant shall have an option (“Eighth Expansion Option”) to add to the Premises the Eighth Expansion Option Space. The Eighth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than August 29, 2006 (such notice is hereinafter referred to as “Eighth Expansion option Space Notice”). Any such notice of exercise shall be effective if and only if at the time of giving of such notice this Lease has been extended for the first Extended Term in accordance with Article 3.02 of the Lease.

7.2

If Tenant gives Landlord the Eighth Expansion Option Space Notice, the Eighth Expansion Option Space shall be added to the Premises as of the Eighth Expansion Option Space Delivery Date. Landlord agrees to provide no less than ninety days prior written notice to Tenant as to when such Eighth Expansion Option Space Delivery Date will occur. The Eighth Expansion Option Space shall be added to the Premises for all purposes under the Lease as of the Eighth Expansion option Space Delivery Date, except that Tenant’s obligation to pay Annual Rent shall commence on the Eighth Expansion Option Space Commencement Date.

7.3	The term for the lease of the Eighth Expansion option Space shall commence on the Eighth Expansion Option Space Delivery Date, and shall end on the same day the Lease terminates.

7.4

Subject to the prov1s10ns of paragraph 7.5 of this Fifth Amendment, Annual Rent for the Eighth Expansion Option Space shall be an amount equal to the product of the number of Square Feet in the Eighth Expansion Option Space as of the first day of the term for the lease of the Eighth Expansion Option Space times the Fair Rental Value as of a date six months before the commencement of the term for such Eighth Expansion Option Space.

7.5

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of the Eighth Expansion option Space during the interval between the Eighth Expansion option Space Delivery Date and the Eighth Expansion Option Space Commencement Date.

7.6	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

7.7

Renewals — The Eighth Expansion option Space shall be Subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Eighth Expansion Option Space upon the terms and conditions as are applicable to such renewal of the Lease.

7.8

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Eighth Expansion option Space and any default under Tenant’s lease of the Eighth Expansion Option Space shall be deemed to be a default under the Lease.

7.9	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Eighth Expansion Option Space shall terminate on the same date.

7.10

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Eighth Expansion option Space at the times and in the manner as payments of Occupancy Costs and Tax costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Eighth Expansion Option Space during the interval between the Eighth Expansion Option Space Delivery Date and the Eighth Expansion Option Space Commencement Date.

7.11

Condition of Additional Space — Tenant shall take the Eighth Expansion option Space in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Eighth Expansion Option Space Delivery Date, at its sole cost and expense construct improvements to the Eighth

Expansion Option Space pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

7.12

If Tenant fails to exercise its Eighth Expansion option, such Eighth Expansion Option Space covered by the Eighth Expansion option shall cease to be available expansion space. Tenant shall not be entitled to exercise its Eighth Expansion Option with respect to less than all of the space covered thereby.

7.13

Notwithstanding any other provisions of the Lease, (i) the Eighth Expansion option may not be severed from the Lease or separately sold, assigned or otherwise transferred, and (ii) the Eighth Expansion Option may not be exercised at any time at which an Event of Default has occurred and is continuing. Landlord and Tenant shall execute and deliver appropriate documentation to evidence any lease of space under this section 7.0. If Tenant does not exercise its Eighth Expansion Option, Tenant will, upon request of Landlord, execute and deliver to Landlord a certificate so stating.

7.14

In the event Tenant fails to exercise its Eighth Expansion Option pursuant to this section 7.0, the Eighth Expansion Option Space shall be deemed First Offer Space. Tenant shall have the Right of First Offer (as defined in section 23.09 of the Lease, as amended by Third Amendment) with respect to such Eighth Expansion Option Space.

8.0	New Expansion Option – Ninth Expansion option Space

8.1

Tenant shall have an option (“Ninth Expansion option”) to add to the Premises the Ninth Expansion Option Space. The Ninth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than March 1, 1996 (such notice is hereinafter referred to as the “Ninth Expansion Option Space Notice”).

8.2

If Tenant gives Landlord the Ninth Expansion Option Space Notice, Ninth Expansion Option Space shall be added to the Premises as of the Ninth Expansion Option Space Delivery Date. Landlord agrees to provide no less than ninety days prior written notice to Tenant as to when such Ninth Expansion option Space Delivery Date will occur. The Ninth Expansion Option Space shall be added to the Premises for all purposes under the Lease as of the Ninth Expansion Option Space Delivery Date, except that Tenant’s obligation to pay Annual Rent shall commence on the Ninth Expansion Option Space Commencement Date.

8.3	The term for the lease of the Ninth Expansion option Space shall commence on the Ninth Expansion Option Space Delivery Date, and shall end on the same day the Lease terminates.

8.4

Subject to the prov~s10ns of paragraph 8.5 of this Fifth Amendment, Annual Rent for the Ninth Expansion option Space shall be an amount equal to the product of the number of Square Feet in the Ninth Expansion option Space as of the first day of the term for the lease of the Ninth Expansion Option Space times the Fair Rental Value as of a date six months before the commencement of the term for such Ninth Expansion Option Space.

8.5

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of Ninth Expansion option Space during the interval between the Ninth Expansion option Space Delivery Date and the Ninth Expansion Option Space Commencement Date.

8.6	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

8.7

Renewals — The Ninth Expansion option Space shall be subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Ninth Expansion Option Space upon the terms and conditions as are applicable to such renewal of the Lease.

8.8

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Ninth Expansion option Space and any default under Tenant’s lease of the Ninth Expansion Option Space shall be deemed to be a default under the Lease.

8.9	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Ninth Expansion option Space shall terminate on the same date.

8.10

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Ninth Expansion Option Space at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Ninth Expansion Option Space during the interval between the Ninth Expansion option Space Delivery Date and the Ninth Expansion Option Space Commencement Date.

8.11

Condition of Additional Space — Tenant shall take the Ninth Expansion Option Space in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Ninth Expansion Option Space Delivery Date, at its sole cost and expense construct improvements to the Ninth Expansion option Space pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

8.12

If Tenant fails to exercise its Ninth Expansion Option, such Ninth Expansion Option Space covered by the Ninth Expansion Option shall cease to be available expansion space. Tenant shall not be entitled to exercise its Ninth Expansion Option with respect to less than all of the space covered thereby.

8.13

Notwithstanding any other prov1s10ns of the Lease, (i) Ninth Expansion option may not be severed from the Lease or separately sold, assigned or otherwise transferred, and (ii) Ninth Expansion Option may not be exercised at any time at which an Event of Default has occurred and is continuing. Landlord and Tenant shall execute and deliver appropriate documentation to evidence any lease of space under this Section 8.0. If Tenant does not exercise its Ninth Expansion Option, Tenant will, upon request of Landlord, execute and deliver to Landlord a certificate so stating.

8.14

In the event Tenant fails to exercise its Ninth Expansion Option pursuant to this section 8.0, the Ninth Expansion option Space shall be deemed First Offer Space. Tenant shall have the Right of First Offer (as defined in section 23.09 of the Lease, as amended by Third Amendment) with respect to such Ninth Expansion Option Space.

9.0	New Expansion option – Tenth Expansion Option Space

9.1

Tenant shall have an option (“Tenth Expansion Option”) to add to the Premises Tenth Expansion Option Space. The Tenth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than March 1, 1997 (such notice hereinafter referred to as “Tenth Expansion Option Space Notice”)

9.2

If Tenant gives Landlord a Tenth Expansion Option Space Notice, the Tenth Expansion Option Space shall be added to the Premises as of the Tenth Expansion option Space Delivery Date. Landlord agrees to provide no less than ninety days prior written notice to Tenant as to when such Tenth Expansion Option Space Delivery Date will occur. Tenth Expansion option Space shall be added to the Premises for all purposes under the Lease as of the Tenth Expansion Option Space Delivery Date, except that Tenant’s obligation to pay Annual Rent shall commence on the Tenth Expansion Option Space Commencement Date.

9.3	The term for the lease of the Tenth Expansion Option Space shall commence on the Tenth Expansion Option Space Delivery Date, and shall end on the same day the Lease terminates.

9.4

Subject to the provisions of paragraph 9.5 of this Fifth Amendment, Annual Rent for the Tenth Expansion Option Space shall be an amount equal to the product of the number of Square Feet in the Tenth Expansion Option Space as of the first day of the term for the lease of the Tenth Expansion Option Space times the Fair Rental Value as of a date six months before the commencement of the term for such Tenth Expansion Option Space.

9.5

Provided Tenant is not in default under the terms of the Lease, no Annual Rent shall be due and payable in respect of the Tenth Expansion Option Space during the interval between the Tenth Expansion Option Space Delivery Date and the Tenth Expansion Option Space Commencement Date.

9.6	Tenant shall pay Annual Rent to Landlord in advance in equal monthly payments at the times and in the manner as rental payments are to be made pursuant to the Lease.

9.7

Renewals — The Tenth Expansion Option Space shall be subject to the same rights of renewal (if any) as are contained in the Lease and any renewal of the Lease in accordance therewith shall be deemed to be a renewal of Tenant’s lease of the Tenth Expansion Option Space upon the terms and conditions as are applicable to such renewal of the Lease.

9.8

Default — Any default by Tenant under the Lease shall be deemed a default under Tenant’s lease of the Tenth Expansion option Space and any default under Tenant’s lease of the Tenth Expansion Option Space shall be deemed to be a default under the Lease.

9.9	Termination — If the Lease terminates for any reason whatsoever, Tenant’s lease of the Tenth Expansion Option Space shall terminate on the same date.

9.10

Occupancy Costs — Tenant shall pay as additional rent Occupancy Costs and Tax Costs and other amounts in respect of the Tenth Expansion Option Space at the times and in the manner as payments of Occupancy Costs and Tax Costs and other amounts are to be made pursuant to the Lease. No Occupancy Costs or Tax Costs shall be due or payable in respect of the Tenth Expansion Option Space during the interval between the Tenth Expansion option Space Delivery Date and the Tenth Expansion Option Space Commencement Date.

9.11

Condition of Additional Space — Tenant shall take the Tenth Expansion Option Space in “as-is” condition, and no Landlord improvements shall be required in respect thereto. Tenant may, at any time after the Tenth Expansion option Space Delivery Date, at its sole cost and expense construct improvements to the Tenth Expansion Option Space pursuant to plans approved by Landlord, on and subject to all applicable provisions of the Lease. Landlord will not unreasonably refuse or delay granting its approval to Tenant’s proposed plans and specifications.

9.12

If Tenant fails to exercise its Tenth Expansion Option, such Tenth Expansion option Space covered by the Tenth Expansion Option shall cease to be available expansion space. Tenant shall not be entitled to exercise its Tenth Expansion Option with respect to less than all of the space covered thereby.

9.13

Notwithstanding any other provisions of the Lease, (i) the Tenth Expansion option may not be severed from the Lease or separately sold, assigned or otherwise transferred, and (ii) the Tenth Expansion option may not be exercised at any time at which an Event of Default has occurred and is continuing. Landlord and Tenant shall execute and deliver appropriate documentation to evidence any lease of space under this section 9.0. If Tenant does not exercise its Tenth Expansion Option, Tenant will, upon request of Landlord, execute and deliver to Landlord a certificate so stating.

9.14

In the event Tenant fails to exercise its Tenth Expansion option pursuant to this section 9.0, the Tenth Expansion option Space shall be deemed First Offer Space. Tenant shall have the Right of First Offer (as defined in section 23.09 of the Lease as amended by Third Amendment) with respect to such Tenth Expansion Office Space.

10.0	Restatement of Expansion Options

10.1	Article 23.01 of the Lease (as previously amended by the Fourth Amendment) is hereby amended and restated to provide as follows:

“23.01	Expansion options. Tenant shall have the following options to add space in the Building to the Premises:

(a)	[Intentionally omitted].

(b)	[Intentionally omitted].

(c)

An Option (the “Third Expansion Option”) to add to the Premises the Twentieth Floor Part c. The Third Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 1996.

(d)

An Option (the “Fourth Expansion Option”) to add to the Premises all of the Square Feet on the twenty-first Floor of the Building. The Fourth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 1998.

(e)

An Option (the “Fifth Expansion Option”) to add to the Premises all of the Square Feet on the twenty-second Floor of the Building. The Fifth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2000.

(f)

An option (the “Sixth Expansion Option”) to add to the Premises all of the Square. Feet on the twenty-third Floor of the · Building. The Sixth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2002.

(g)

An Option (the “Seventh Expansion Option”) to add to the Premises all of the Square Feet on the twenty-fourth Floor of the Building. The Seventh Expansion option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than December 2, 2004. Any such notice of exercise shall be effective if and only if at the time of giving of such notice this Lease has been extended for the first Extended Term in accordance with Article 3.02.

(h)

An Option (the “Eighth Expansion option”) to add to the Premises the Eighth Expansion. Option Space. The Eighth Expansion option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than August 29, 2006. Any such notice of exercise shall be effective if and only if at the time of g1v1ng of such notice this Lease has been extended for the first Extended Term in accordance with Article 3.02.

(i)

An Option (the “Ninth Expansion Option”) to add to the Premises the Ninth Expansion Option Space. The Ninth Expansion Option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than March 1, 1996.

(j)

An option (the “Tenth Expansion Option”) to add to the Premises the Tenth Expansion option Space. The Tenth Expansion option shall be exercised, if at all, by written notice from Tenant to Landlord given not later than March 1, 1997.

23.02

The “First Expansion Option” and the “Second Expansion option” provided by Article 23.01(a) and 23.01(b) respectively of the Lease (as amended by the Third Amendment and Fourth Amendment) is hereby deleted.”

11.0	Delivery of Expansion Space

11.1

The first sentence of Article 23.04 of the Lease (including the chart showing the time periods within which Landlord agrees to deliver Expansion Space covered by each Expansion Option exercised in accordance with Article 23.01), as amended by the Fourth Amendment, is hereby amended and restated to provide as follows:

“23.04

Delivery of Expansion Space. Subject to Section 23.01(g), Landlord shall deliver the Expansion Space covered by each Expansion Option exercised in accordance with Article 23.01 as early as possible (without relocating other tenants or affecting their rights) within the following time periods:

Expansion Option	Time Period Beginning	Time Period Ending
Third	June 2, 1997	June 2, 1998
Fourth	June 2, 1999	June 2, 2000
Fifth	June 2, 2001	June 2, 2002
Sixth	June 2, 2003	June 2, 2004
Seventh	June 2, 2005	December 2, 2006
Eighth	February 28, 2007	February 29, 2008
Ninth	September 1, 1996	March 1, 1997
Tenth	September 1, 1997	March 1, 1998”

12.0	Access Floor

Tenant wishes Landlord to retain a consultant reasonably acceptable to Tenant, to assess with that consultant whether a variance can be obtained from the City regarding the Access Floor installation problem within the Building. Landlord estimates the cost to retain such a consultant to be approximately $2,500.00 to $3,500.00. Landlord and Tenant agree that payment of such consultant’s costs shall be divided between Tenant and Landlord as follows:

(i)	Tenant and Landlord shall each be responsible equally for payment of one-half of the first $3,000.00 of such consultant’s fees.

(ii)	Landlord shall be responsible for payment of the next $500.00 of such consultant’s fees.

(iii)

Landlord and Tenant shall each be responsible equally for payment of one-half of all consultant’s fees incurred in excess of such fees described in subparagraphs (i) and (ii) above pursuant to this section 12.0, provided agreement on fees is reached prior to approval of said additional fees.

Within thirty (30) days after receipt of such invoice from Landlord, Tenant agrees to pay to Landlord, Tenant’s share of such consultant’s costs. Landlord shall provide to Tenant all reports and studies prepared by such consultant pursuant to this Section 12.0 and agrees to pursue such a variance based upon a recommendation from such consultant. Upon obtaining a resolution of this matter with the city, Landlord shall be deemed to have complied with this section 12.0 and shall have no further obligation herein.

13.0	Elevator Lobby Finishes

Tenant shall have the right, subject to approval by Landlord, in Landlord’s sole discretion, to install from time to time, its standard elevator lobby finishes located on any multitenant floor provided Tenant remains obligated to use Landlord’s graphics and to adhere to the signage criteria for the Building. Such right is specifically contingent upon Tenant occupying no less than fifty percent of the total square footage for that floor of the Building and further provided such other tenants also located on that floor of the Building retain their identification signs.

14.0	Temporary Rental Period Article 7.0, section 7.2 of the Fourth Amendment is hereby amended to read as follows:

“7.2	Temporary Rental Period. The term of Tenant’s rental of that portion of the Fourth Amendment Temporary Space located on the Ninth Floor, as defined in the Fourth

Amendment, shall be thirteen (13) months, beginning on August 1, 1993 (the “Space Commencement Date”) and ending August 31, 1994 (the “Temporary Rental Period”}.”

15.0	Twentieth Floor Part A Improvement Allowance Article 4.0, section 4.11 of the Fourth Amendment is hereby amended to read as follows:

“4.11

Improvement Allowance — Provided there exists no material default (beyond any applicable grace period) under the terms of the Lease, Landlord shall pay to Tenant the Twentieth Floor Part A Improvement Allowance in monthly intervals. Any draw requests shall be submitted to Landlord no later than the fifth (5th) day of the month during which payment is to be made. Each draw request shall be accompanied by an invoice from the Tenant’s construction manager, contractor, architect, engineer, designer or other permitted third party specifying the percentage of completion as to each of the items performed and invoiced and the amount to be drawn for such services and shall include a lien waiver from the Tenant’s contractor for the applicable portion of Tenant’s Work. On or before the twenty-sixth (26th) day of that month, Landlord shall deliver a check or checks issued to the contractor or other payee or jointly in the name of Tenant, or Tenant’s construction manager, and contractor, architect, engineer, designer or other designated third party for the amount of the requested draws. Payment shall be consistent with the amount set forth in the lien waiver. Upon the final completion of Tenant’s Work, Tenant shall be required to provide to Landlord final lien waivers from Tenant’s contractor, subcontractors and primary suppliers. Notwithstanding anything contained herein to the contrary, draw requests received by Landlord after the fifth (5th) day of the month shall not require payment to Tenant, or other designated third party until the twenty-sixth (26th) day of the following month. In the event that Tenant’s expenditures for improvements to Twentieth Floor Part A are less than the Twentieth Floor Part A Improvement Allowance, the remaining balance (after reimbursing Tenant for such expenditures) of the Twentieth Floor Part A Improvement Allowance shall be credited against Annual Rent next coming due under the Lease.”

16.0	Addition of the Twentieth Floor Part A. The following shall be added as section 4.12 to Article 4.0 of the Fourth Amendment:

“4.12

Landlord agrees, at its sole cost and expense, to install, in coordination with Tenant’s construction of improvements to the Twentieth Floor Part A, the general office ceiling grid and shall provide Building standard ceiling tile, stacked on floor, ready for Tenant’s installation and Building standard lights installed to an open floor plan.”

17.0	Lease. Except as herein specified, supplemented, and amended, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the date first above written.

LANDLORD:

BROOKFIELD DEVELOPMENT CALIFORNIA INC., as successor in interest to BCED Minnesota Inc.

By:	/s/ Authorized Signatory
Its	VICE PRESIDENT

By:	/s/ Authorized Signatory
Its	ASSISTANT SECRETARY

TENANT:

INTER-REGIONAL FINANCIAL, GROUP INC.

By:	/s/ Authorized Signatory
Its	Sr. Vice President

Schedule of Exhibits

A	Legal Description

B	Eighth Floor Parts A and B

C	Ninth Floor Expansion Space

D	Twentieth Floor Parts A, B, and C

E	Ninth and Tenth Expansion Option Spaces

F	Eighth Expansion Option Space

EXHIBIT A

Parcel 1:

Lots 1, 2, 9 and 10, and the Northwesterly 23 feet (front and rear) Lots 3 and 8, all in Block 87, Town of Minneapolis, (now City of Minneapolis); also the Northwesterly  1/2 of the alley running through the center of said Block 87, from 5th Street to 6th Street (being streets in the City of Minneapolis), the Northwesterly boundary line of which alley is parallel to and 23 feet Southeasterly from the Northwesterly line of said Lots 3 and 8, in said Block 87, it being intended hereby to embrace the Northwesterly  1/2 of said Block 87.

Parcel 2:

The Northwesterly 10 feet of the following described property:

All that part of Block 87 in the original town of Minneapolis (now a part of the City of Minneapolis) bounded and described as follows, to-wit: Commencing at the most Easterly corner of said Block 87 being the corner formed by the intersection of the Southwesterly boundary line of Fifth Street with the Northwesterly boundary line of First Avenue South (now Marquette Avenue and formerly Minnetonka Street) in the City of Minneapolis; thence running Southwesterly along the line dividing said Marquette Avenue from said Block 87 a distance of 165 feet, more or less, to an intersection with a line drawn through the center of said Block 87 parallel with and equally distant from the Northeasterly boundary line of Sixth Street and the Southwesterly boundary line of Fifth Street; thence running Northwesterly along said line drawn through the center of Block 87 a distance of 165 feet; thence Northeasterly and parallel with the said Northwesterly boundary line of said Marquette Avenue a distance of 165 feet, more or lee, to the Southwesterly boundary line of Fifth Street at a distance of 165 feet Northwesterly from the Northeasterly corner of said Block 87; thence Southeasterly along said line dividing said Fifth Street from said Block 87 a distance of 165 feet to the point of beginning, according to the plat thereof on file and of record in the office of the County Recorder, in and for Hennepin County, Minnesota.

Parcel 3:

The Northwesterly 10 feet of the following described Tract:

The Southeasterly Half front and rear of Lot 3, Block 87, Town of Minneapolis and the Southwesterly Half front and rear of the Southeasterly Half front and rear of the vacated alley in said Block, according to the plat thereof on file and of record in the office of the Register of Deeds in an for said County.

CONSENT

The Toronto-Dominion Bank, a Canadian chartered bank acting through its Grand Cayman Islands, B.W.I. Branch (“Lender”), hereby consents to the foregoing Fifth Amendment to Lease of Office Space between Brookfield Development California Inc., and Inter-Regional Financial Group, Inc.

THE TORONTO-DOMINION BANK, Acting Through its Grand Cayman Islands, B.W.I. Branch

By:
Its